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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-3 Registration Statement No. 33-57894 and in the Form S-8 Registration Statements (Registration No. 33-21811, 33-21812, 33-41026, 33-62341, 33-61865
and 33-60025).



                                                ARTHUR ANDERSEN LLP
Los Angeles, California
February 28, 1996